Exhibit 10.29

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MASTER RESEARCH COLLABORATION AGREEMENT

This Master Research Collaboration Agreement (“Agreement”) dated 4 December 2020 (the “Effective Date”) is entered into by and between:

NEUROGENE INC., a Delaware company having an address at 535 West 24th Street, 5th Floor, New York, NY 10011 (“COLLABORATOR”); and

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH, a charitable body registered in Scotland under registration number SC005336 and incorporated under the Universities (Scotland) Acts whose main administrative office is at Old College, South Bridge, Edinburgh, EH8 9YL (“UNIVERSITY”);

(COLLABORATOR and the UNIVERSITY are each a “Party” and together the “Parties”).

BACKGROUND

WHEREAS, COLLABORATOR and the UNIVERSITY desire to collaborate on certain research and/or development projects from time to time in which COLLABORATOR may provide certain funding, materials, Intellectual Property Rights (as defined below), expertise and/or services, and the UNIVERSITY may provide certain materials, Intellectual Property Rights, expertise in order to conduct certain research and development, with the intent of answering scientific and/or medical question(s) as agreed by the UNIVERSITY and COLLABORATOR (“Project”), as shall be detailed in a project agreement; the form and template for which is set out in Appendix A, in accordance with the terms and conditions of this Agreement, unless varied in a specific project agreement (“Project Agreement”).

WHEREAS, COLLABORATOR and the UNIVERSITY previously entered into a Collaboration Agreement, dated June 1, 2018 and amended on April 1, 2019 (the “Original Collaboration Agreement”), and an Option Agreement, dated January 7, 2020 (the “Option Agreement”, together with the Original Collaboration Agreement, the “Original Agreements”), pursuant to which the Parties have worked on various research projects; and

WHEREAS, the Parties intend to have this Agreement supersede the Original Agreements with respect to the subject matter thereof and to continue the research projects from the Original Agreements under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

NOW, THEREFORE, in consideration of the representations, warranties and covenants contained herein, the Parties hereto agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement the following expressions have the meaning set opposite:

Affiliate:	any legal entity which controls, is controlled by, or is under common control with COLLABORATOR from time to time, but only for so long as such controls exists; “control” being the direct or indirect ownership of more than fifty percent (50%) of the stock, shares or interests entitled to vote on the election of directors or other governing body of the entity or otherwise having the ability to direct the management and policies of such entity;

Applicable Law(s):	means all or any of the laws, rules, guidelines and regulations, regulatory codes of practice applicable in the country in which a Project is being conducted under this Agreement, as amended from time to time;

Background IP:	information, data, techniques, inventions, discoveries, software and materials (regardless of the form or medium in which they are disclosed or stored) and Know-how, which are provided by one Party (whether belonging to that Party or to a third party) to the other Party for use in a Project, and whether before or after the date of this Agreement which is set out in Annex 1 to each Project Agreement, except any Result (and the Intellectual Property Rights derived from the Results);

Confidential Information:	a Party’s confidential information is: any Background IP disclosed by that Party to the other Party for use in a Project before or at the time of disclosure; any of the Results in which that Party owns the Intellectual Property Rights; any other information disclosed by that Party to the other Party for use in a Project or under this Agreement and identified as confidential before or at the time of disclosure or which, by its nature or from the circumstances of its disclosure, should reasonably be presumed to be confidential;

Financial Contribution:	the financial contribution to be provided by COLLABORATOR under Schedule C;

Good Data Management Practices:	the practices and procedures that shall be followed and adhered to by UNIVERSITY, Principal Investigator, and all Key Personnel in any Project as set out in Appendix B;

Insolvency Event:	occurs when a Party is insolvent, or if an order is made or a resolution is passed for its winding up (except voluntarily for the purpose of solvent amalgamation or reconstruction), or if an administrator, administrative receiver or receiver is appointed over the whole or any part of its assets;

Field:	is as defined in Schedule D;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Intellectual Property Rights:	patents, rights 10 inventions, trademarks, service marks, registered designs, copyrights and related rights, database rights, design rights, rights to use and protect confidential information, in each case whether registered or unregistered, including rights to apply for and be granted applications for any of the above and any continuations, continuations-in-part, divisional applications, renewals or extensions of, and rights to claim priority from those rights, and any similar right recognised from time to time in any jurisdiction, together with all rights of action in relation to the infringement of any of the above;

Joint Results	is as defined in Clause 5.8;

Key Personnel:	any of UNIVERSITY’s key personnel identified as such in a Project Agreement;

Know-how:	unpatented technical information (including information relating to inventions, discoveries, concepts, methodologies, models, research, development and testing procedures, the results of experiments, tests and trials, manufacturing processes, techniques and specifications, quality control data, analyses, reports and submissions) in any tangible or written form whatsoever, which is not in the public domain;

Principal Investigator:	[***]; and

Results:	all information, data, techniques, Know-how, inventions, discoveries, software and materials (regardless of the form or medium in which they are disclosed or stored) identified or first reduced to practice or writing or developed in the course of a Project including without limitation the Joint Results.

1.2	The headings in this Agreement are for ease of reference only; they do not affect its construction or interpretation.

1.3	A reference in this Agreement to writing or written includes email.

1.4

The acts and omissions of COLLABORATOR’s Affiliates are deemed to be within COLLABORATOR’s control and responsibility, the acts and omissions of students, Principal Investigator, and any Key Personnel and any employees of the UNIVERSITY are deemed to be within UNIVERSITY’s control, and the acts and/or omissions of any sub-contractor are deemed to be within the control of the Party engaging that sub-contractor, and the acts and/or omissions of any third party granted rights derived from this Agreement are deemed to be within the control of the Party contracting with that third party and such Party shall take reasonable measures to ensure that the third party complies with the applicable terms of this Agreement in that regard.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.	COLLABORATOR SUPPORT

2.1

COLLABORATOR and/or any of its respective Affiliates may enter into a Project Agreement with UNIVERSITY in accordance with the terms of this Agreement, and all and any reference(s) to COLLABORATOR hereunder shall mean COLLABORATOR and/or any of its Affiliates as may be applicable.

2.2

COLLABORATOR has agreed to provide certain funding, materials, Intellectual Property Rights, expertise and services as shall be described in greater detail herein and in each Project Agreement, to help UNIVERSITY to perform research intended to address legitimate scientific and/or medical needs. Unless otherwise agreed, all materials supplied to UNIVERSITY by or on behalf of COLLABORATOR shall remain the exclusive property of COLLABORATOR. The UNIVERSITY shall not use any material supplied by COLLABORATOR for any purpose other than for the applicable Project.

2.3

Any funding provided by COLLABORATOR is not conditioned in any way on any pre-existing or future business relationship between COLLABORATOR and UNIVERSITY. Neither this Agreement, nor any valuable consideration provided hereunder, is intended to impose on any entity or individual any obligation, express or implied, to promote, purchase, or prescribe (or recommend an arrangement for the purchasing or prescribing) any COLLABORATOR product, except such biopharmaceutical product as is required to be prescribed, dispensed, or administered to subjects in order to conduct a study that is the subject of this Agreement and set out in the applicable Project Agreement (“Product”), for the term of the Agreement and/or the duration of the applicable study. The specific terms relating to the supply and use of any Product will be set out in the applicable Project Agreement.

2.4	UNIVERSITY agrees that no claim for reimbursement for Product used in any Project may be made to any government or private third-party payer.

3.	COLLABORATION

3.1

UNIVERSITY has agreed to provide certain materials, Intellectual Property Rights, expertise and research as described in greater detail herein and in each Project Agreement to help COLLABORATOR perform research intended to address legitimate scientific and/or medical needs. Each Project Agreement will be incorporated into, be deemed a part of, and be governed by the terms of this Agreement. To the extent there is a contradiction between a provision of this Agreement and a provision of a Project Agreement, the provision of this Agreement will take precedence unless the Project Agreement specifically states that such provision of the Project Agreement takes precedence.

3.2

UNIVERSITY shall collaborate with COLLABORATOR in relation to a Project, from time to time in accordance with the provisions of this Agreement and the applicable Project Agreement in each case. Each of COLLABORATOR and Principal Investigator will have the right to suggest ideas for new gene therapy programs, or platform technologies, and if the Parties agree to move such a project forward, the Parties will develop and agree to a research plan and incorporate such plan into the a Project Agreement. The UNIVERSITY and COLLABORATOR acknowledge that as of the Effective Date, the Parties are collaborating on two (2) research projects under the Original Agreements. The Parties agree that each of such research projects shall be a Project under this Agreement and shall be subject to the terms of this Agreement. The Project Agreement for each of such Project is attached hereto as Schedule A and Schedule B, respectively.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.3

UNIVERSITY shall carry out the tasks allotted to it in the applicable Project Agreement, and shall provide human arid other resources, Background IP, materials, facilities and equipment which are designated as its responsibility in a Project, in each case as are set out in the Project Agreement if appropriate and for use in that Project in the applicable Project Agreement only. Each and every Project shall be carried out under the direction and supervision of the Principal Investigator.

3.4

Each Party shall obtain and maintain all and any regulatory and ethical licences, consents and approvals necessary to allow it to carry out the tasks allotted to it in the applicable Project Agreement and shall carry out all Projects in accordance with all Applicable Laws which apply to its activities under or pursuant to the applicable Project Agreement and this Agreement.

3.5	UNIVERSITY shall ensure that its employees and students (if any) involved in any Project:

3.5.1	observe the conditions attaching to any regulatory and ethical licences, consents and approvals;

3.5.2

keep complete and accurate records of all research, development and other work carried out in connection with a Project and of all Results, signed by the people who obtained or made each Result; and comply with the Good Data Management Practices.

3.6

Each of the Parties shall ensure that its employees and students (if any) (including without limitation in the case of COLLABORATOR, any employees of any Affiliate) involved in a Project, when working on or visiting the other Party’s premises, comply with such other Party’s health and safety and security policies and procedures and, when accessing or using such other Party’s information systems, comply with such other Party’s information security policies and procedures.

3.7

Although each Party shall use reasonable endeavours to carry out a Project in accordance with each Project Agreement, no Party undertakes that any research shall lead to any particular result(s), nor does it guarantee successful outcome(s) to a Project.

3.8

UNIVERSITY and COLLABORATOR shall hold progress meetings as set out in the relevant Project Agreement summarising the progress of each Project and the Results. Principal Investigator and/or Key Personnel will provide regular updates on the progress of each Project including participating in teleconferences and/or videoconferences and reporting to COLLABORATOR’s research and governance committees, as requested by COLLABORATOR and agreed upon by Principal Investigator and/or Key Personnel.

3.9

Each of the Parties warrants to the others that it has full power and-, authority under its constitution, and has taken all necessary actions and obtained all authorisations, licences, consents and approvals, to allow it to enter into and perform this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.10	Each Party shall comply and shall require all of its employees and students involved in any Project to comply with all Applicable Laws.

4.	FINANCIAL CONTRIBUTION

4.1

UNIVERSITY shall keep complete and accurate accounts of its expenditure on every Project. COLLABORATOR shall pay the Financial Contribution to UNIVERSITY on a quarterly basis pursuant to Schedule C. ·The Parties agree that the Financial Contribution under Schedule C will cover the Projects under Schedule A and Schedule B, and any future Project under this Agreement, unless the UNIVERSITY or Principal Investigator is required to incur additional out of pocket expenses, hire additional Key Personnel or devote additional Key Personnel time in excess of those listed under Schedule C for the purpose of carrying out such future Project. In such an instance, the Parties will discuss in good faith and agree upon an appropriate amendment of the Financial Contribution and Schedule C.

4.2

UNIVERSITY will submit [***] invoices to COLLABORATOR reflecting the pro rata portion of COLLABORATOR’s Financial Contribution and any pass-through costs incurred during the applicable [***]. COLLABORATOR shall pay each invoice within [***] of receipt of invoice.

4.3

Unless any tax exemption applies, all amounts payable to UNIVERSITY under this Agreement are exclusive of taxes such as the Value Added Tax (but not any tax on the UNIVERSITY’s income) which, COLLABORATOR shall pay at the rate from time to time prescribed by law.

5.	USE AND EXPLOITATION OF INTELLECTUAL PROPERTY RIGHTS

5.1	This Agreement does not affect the ownership of Background IP owned by any Party.

5.2	No licence to use any Intellectual Property Rights is granted or implied by this Agreement except the rights expressly granted in this Agreement.

5.3

Each Party grants the others a royalty-free, fully paid-up, non-exclusive licence to use its Background IP for the purpose of carrying out the Project unless stated otherwise in the specific Project Agreement, but for no other purpose. No Party may grant any sub-licence to use any other Party’s Background IP, except that COLLABORATOR may allow any of its Affiliates and/or any person working for or on behalf of COLLABORATOR or its Affiliates, to use UNIVERSITY’s Background IP for the purpose of carrying out the Project, but for no other purpose unless stated otherwise in the specific Project Agreement. Any other party requiring access or rights shall be listed in the applicable Project Agreement.

5.4

COLLABORATOR shall solely own all rights in Results and the Intellectual Property Rights derived from the Results to the extent that any such Results and Intellectual Property Rights derived from the Results are made or conceived solely by any of COLLABORATOR’s or COLLABORATOR’s Affiliate’s employees or any other third parties acting on behalf of COLLABORATOR or COLLABORATOR’s Affiliate in the performance of a specific Project Agreement (“COLLABORATOR IP”).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

a.

COLLABORATOR may take such steps as it may decide from time to time, at its expense and discretion, to register and maintain any protection for COLLABORATOR IP, including filing and prosecuting patent applications for any of the COLLABORATOR IP and taking any action in respect of any alleged or actual infringement of any COLLABORATOR IP.

5.5

COLLABORATOR grants to UNIVERSITY a non-exclusive, fully paid-up, royalty-free, non-assignable licence to use any COLLABORATOR IP for: (a) the purposes of the Project; and (b) for academic research and teaching purposes. Any other party requiring access or rights shall be listed in the applicable Project Agreement.

5.6

UNIVERSITY shall solely own all .rights in Results and Intellectual Property Rights derived from the Results to the extent that any such Results and Intellectual Property Rights derived from the Results are made or conceived solely by or on behalf of the UNIVERSITY and/or·any of the UNIVERSITY’s employees, students, agents and subcontractors in the performance of a specific Project Agreement (“ University IP”).

(a)

The UNIVERSITY shall take full responsibility for the preparation, filing, prosecution and maintenance of the University IP, at all times in consultation with COLLABORATOR. The UNIVERSITY and COLLABORATOR shall execute all necessary papers to enable University IP to proceed in the name of the UNIVERSITY. The UNIVERSITY and COLLABORATOR shall provide to each other prompt notice of any matters that come to their respective attentions, which may affect the preparation, filing, prosecution, or maintenance of any of the University IP.

(b)

During the Term, all costs incurred in connection with the preparation, filing, prosecution, and maintenance of the University IP, shall be borne solely by COLLABORATOR. COLLABORATOR shall reimburse the UNIVERSITY, within [***] of receipt of invoice from the UNIVERSITY, all such costs.

5.7

UNIVERSITY grants to COLLABORATOR, a non-exclusive, fully paid-up, royalty-free, non-assignable licence to use any University IP for the purpose of the Project and for all lawful purposes other than commercial use (i.e. no commercialisation) in the Field. For the purposes of clarification, the license granted in this Section 5.7 permits COLLABORATOR to use University IP for inclusion in any regulatory documents or filings.

Jointly owned IP

5.8

The UNIVERSITY and COLLABORATOR shall jointly own: (a) all rights in the Results to the extent that any such Results were made and/or conceived by or on behalf of the UNIVERSITY, on one hand, and COLLABORATOR’s and/or COLLABORATOR Affiliate, on the other hand, in the performance of any Project Agreement (“Joint Results”); and (b) any Intellectual Property Rights derived from the Joint Results (any Joint Results and such Intellectual Property Rights derived from the Joint Results being together the “Joint IP”).

(a)

Each of the UNIVERSITY and COLLABORATOR shall inform the other promptly of any infringement or suspected or threatened infringement of the Joint IP of which it becomes aware, and each of the UNIVERSITY and COLLABORATOR shall promptly consult with each other with a view to reaching agreement on the action to be taken in

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

respect of the infringement in question, with due regard to the terms of any agreements covering the licensing of the Joint IP or any part of it to the other Party or third parties. If either of COLLABORATOR or the UNIVERSITY elects not to participate in any litigation action against any third party then it shall have no obligation to share the costs related to such actions, but shall also have no rights to share in any recovery.

(b)	[***].

5.9

Each Party shall ensure that any of its employees or Affiliate’s employees involved in the creation of any Joint IP gives to the other Party such assistance (except financial assistance) as it may reasonably request in connection with the registration and protection of the Joint IP, including filing and prosecuting patent applications for any of the Joint IP, and taking any action in respect of any alleged or actual infringement of any Intellectual Property Rights in any of the Joint IP.

Procedure for filing IP

5.10	Each Party shall promptly notify the other Party in writing upon identifying any Results which the disclosing Party believes could be the subject of a patent application.

5.11

Where a Party makes a notification under Clause 5.10 above, the Parties shall convene a meeting by telephone or otherwise to discuss inter alia whether or not a patent application is proposed be filed, the ownership of the application and who shall be designated as inventor(s) on the application. Such a meeting need not be in person.

5.12	The UNIVERSITY and COLLABORATOR shall be responsible for the filing and prosecution of their solely-owned patent applications, at its own expenses, subject to Clause 5.20.

5.13	[***] shall be responsible for the filing and prosecution of any applications for patents, designs or other registered rights in respect of the Joint IP.

5.14

The UNIVERSITY and COLLABORATOR will cooperate in the drafting, filing and prosecution of any jointly owned application for a patent or other registered right. [***] shall have the right to comment on the patent draft before filing. The parties will cooperate in the development of a filing strategy including the countries in which the application will be filed or maintained. [***] will ensure that its patent attorney copies to [***] any communication from any intellectual property office in a timely fashion and [***] will have the right to comment on any response to the office.

5.15

[***] shall pay all filing, prosecution and maintenance costs relating to any joint applications and granted patents or other registered rights. In addition, [***] shall reimburse [***] all filing, prosecution and maintenance costs in relation to any Intellectual Property Rights which are the subject of the Licence pursuant to Clause 5.20.

5.16

If COLLABORATOR or the UNIVERSITY wishes to discontinue its interest in a jointly owned patent or patent application or other jointly owned registered right or [***], then the other Party shall have the right to file, maintain, and prosecute such protection at its own expense. If [***] wishes to discontinue its interest in a solely owned patent or patent application relating to [***], then [***] shall have the right to file, maintain, and prosecute such protection at its own expense.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

5.17

Where the patent application relates to [***] shall have the right to review and comment on any patent application before filing and shall have the right to suggest amendments to the application to ensure quality and appropriate scope, and [***] shall consider [***] comments and amendments in good faith. [***] shall provide notice of such patent application no later than [***] before the filing date by email to [***] [***] shall notify [***] within [***] if it intends to make comments on the application and COLLABORATOR and the UNIVERSITY will cooperate to ensure the application is filed in a timely manner. If no comments or suggestions are made by [***] within the [***] period as aforesaid, [***] may proceed with the patent application without further notice. The timelines in this clause 5.17 may be adjusted by [***] if required for valid patent purposes but subject to prior notification to the contact above.

COLLABORATOR’S Option

5.18

UNIVERSITY and COLLABORATOR will, if COLLABORATOR gives the UNIVERSITY written notice (an “Option Notice”) at any time during the applicable Project plus [***] (together called the “Option Period”), exclusively negotiate with each other the terms on which the UNIVERSITY will grant to COLLABORATOR an exclusive licence (with the right to sub-license) to commercially exploit the applicable University IP and the UNIVERSITY’s interest in the applicable Joint IP (the “Licence”). The key terms for inclusion in such Licence are attached hereto as Schedule D.

5.19

Following the UNIVERSITY’s receipt of an Option Notice, the UNIVERSITY and COLLABORATOR will exclusively negotiate with each other in good faith, for a period of up to [***] after the date of receipt of the Option Notice (the “Negotiation Period”) to finalize the agreement for the grant of the Licence. Parties may mutually agree on an extension of the Negotiation Period. If Parties are unable to execute the Licence within the Negotiation Period, and any applicable extension thereof, COLLABORATOR’s rights under Clauses 5.18, 5.19 and 5.20 will lapse.

5.20

The UNIVERSITY will not, during the Option Period or the Negotiation Period, negotiate with any third party for the purpose of assigning or granting a license under the UNIVERSITY IP or the UNIVERSITY’s interest in the Joint IP to such third party. Until the end of the Option Period and, if COLLABORATOR gives the Option Notice until the earlier of the end of Negotiation Period and the grant of the Licence, the UNIVERSITY will consult with COLLABORATOR about making patent or other applications in respect of the University IP. If, during the Negotiation Period, COLLABORATOR wishes the UNIVERSITY to apply for any patent or other protection in relation to any of the University IP, [***]. During the [***] following the end of the Negotiation Period, the UNIVERSITY will not license or assign to a third party the University IP and/or the Joint IP on any terms more favourable to the third party than those last reasonably offered to COLLABORATOR.

5.21

Despite the provisions of Clauses 5.18, 5.19 and 5.20 or the grant of any licence pursuant to Clauses 5.18 to 5.20 (inclusive), the UNIVERSITY will retain the right to use the University IP and Joint IP for academic research and teaching purposes. Any other party requiring access or rights shall be listed in the applicable Project Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

5.22

Where any employee or third party such as a student or a sub-contractor is or has been involved in a Project, the Party engaging such employee or third party shall ensure that such employee or third party has assigned to it (including making a prospective assignment where appropriate) all rights which that employee or third party may have in the Results in order to be able to give effect to the provisions of this Clause 5.

5.23

Each Party will ensure that its employees and those of its Affiliates involved in any Project give the other Party such assistance (except financial assistance) as that other Party may reasonably request in connection with the registration and protection of the Intellectual Property Rights derived from the Results owned by that other Party, including filing and prosecuting patent applications for any of the Results owned by that other Party, and taking any action in respect of any alleged or actual infringement of any Intellectual Property Rights in any of the Results owned by that other Party.

6.	ACADEMIC PUBLICATION

6.1

UNIVERSITY shall submit to COLLABORATOR, in writing, details of any of the Results and any of COLLABORATOR’s Confidential Information which, the Key Personnel, Principal Investigator, or any other employee or student of UNIVERSITY intends to publish, at least [***] before the date of the proposed submission for publication. COLLABORATOR may, by giving written notice to UNIVERSITY (“Confidentiality Notice”):

6.1.1	[***]; or

6.1.2	[***].

6.2

COLLABORATOR must give such Confidentiality Notice within [***] after COLLABORATOR receives details of the proposed Publication. If UNIVERSITY does not receive a Confidentiality Notice within that period, the proposed Publication may proceed, except in relation to COLLABORATOR’s Confidential Information and which may not be published unless COLLABORATOR has given its written consent to that publication.

7.	CONFIDENTIALITY

7.1

Subject to Clause 6, neither Party shall either during the Term and for [***] after the end of the last Project (whichever is longer), disclose to any third party, nor use for any purpose except as expressly permitted by this Agreement, any of the other Party’s Confidential Information.

7.2	Neither Party (“Recipient”) shall be in breach of any obligation to keep any of the other Party’s Confidential Information confidential or not to disclose it to any other party to the extent that:

7.2.1

if it is received from the other Party, it is known to the Recipient or any Affiliate (demonstrable by written records) before its receipt from the other Party, and not already subject to any obligation of confidentiality to the other Party;

7.2.2	it is or becomes publicly known without any breach of this Agreement or any other undertaking to keep it confidential;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.2.3

it has been obtained by the Recipient or any Affiliate from a third party in circumstances where the Recipient has no reason to believe that there has been a breach of an obligation of confidentiality owed to the other Party;

7.2.4	it has been independently developed by the Recipient or any Affiliate (demonstrable by written records) without reference to the other Party’s Confidential Information;

7.2.5

it is disclosed pursuant to the requirement of any law or regulation or pursuant to the order of any Court of competent jurisdiction or the requirement of any competent regulatory authority, and that, in each case where the law permits, the Party required to make that disclosure has informed the other, within a reasonable time after being required to make the disclosure, of the requirement to disclose and the information required to be disclosed; or

7.2.6	it is approved for release in writing by an authorised representative of the other Party.

7.3	[***].

7.4

Neither Party shall use the other’s name or the name of any of the Key Personnel provided by the other Party or the other Party’s logo in any press release or product advertising, or for any other promotional purpose, without first obtaining the other Party’s written consent.

7.5

Notwithstanding any other provision of this Agreement, the UNIVERSITY may identify the sums received from COLLABORATOR in the UNIVERSITY’s Annual Report and similar publications, and the COLLABORATOR may, in order to comply with any transparency laws to which it is subject, publish details of any transfers of value.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.	LIMITATION OF LIABILITY

8.1

None of the Parties makes any representation nor gives any warranty to the other that any advice or information given by it or any of its employees or students who work or have worked on any Project, or the content or use of any Results, Background IP or materials, works or information provided in connection with any Project, will not constitute or result in any infringement of third-party rights.

8.2

Except under the indemnity in Clause 8.3 and breach of Clause 7, and subject to Clause 8.6, no Party accepts any liability or responsibility for any use which may be made by the other Party of any of the Results, nor for any reliance which may be placed by that other Party on any of the Results, nor for advice or information given in connection with any of the Results.

8.3

COLLABORATOR shall indemnify the UNIVERSITY, and its employees and students (together the Indemnified Parties), and keep them fully and effectively indemnified, against each and every claim made against any of the indemnified parties as a result of the COLLABORTOR’s use of any of the following: the UNIVERSITY’s Results and the Joint Results and all Intellectual Property Rights derived from such Results and Joint Results received from an indemnified party pursuant to this Agreement, provided that the indemnified party must:

8.3.1	promptly notify the COLLABORATOR of details of the claim,

8.3.2	not make any admission in relation to the claim;

8.3.3	take reasonable steps to mitigate its losses and expenses arising from the claim;

8.3.4	allow the COLLABORATOR to have the conduct of the defence and settlement of the claim; and

8.3.5	give the COLLABORATOR all reasonable assistance in dealing with the claim.

The indemnity in this Clause 8.3 shall not apply to the extent that the claim arises as a result of the indemnified party’s negligence, its breach of Clause 7, its deliberate breach of this Agreement or its knowing infringement of any third party’s Intellectual Property Rights or its knowing breach of any third party’s rights of confidence.

8.4

Except under the indemnity in Clause 8.3 and subject to Clause 8.6, the liability of each Party to the other for any breach of this Agreement, any negligence or arising in any other way out of the subject matter of this Agreement, any Project and the Results, and all Intellectual Property Rights derived from such Results shall not extend to:

8.4.1	any indirect damages or losses; or

8.4.2	any loss of profits, loss of revenue, loss of data, loss of contracts or opportunity, whether direct or indirect,

Even, in each case, if the Party bringing the claim has advised the other of the possibility of those losses, or if they were within the other Party’s contemplation.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.5

Except under the indemnity in Clause 8.3, and subject to Clause 8.6, the aggregate liability of each Party to the other for all and any breaches of this Agreement, any negligence or arising in any other way out of the subject matter of this Agreement, any Project and the Results and all Intellectual Property Rights derived from such Results, shall not exceed [***].

8.6	Nothing in this Agreement limits or excludes a Party’s liability for:

8.6.1	death or personal injury caused by its negligence;

8.6.2	its fraud or for any sort of liability that, by law, cannot be limited or excluded;

8.6.3	[***].

8.7

The express undertakings and- warranties given by the Parties in this Agreement are in lieu of all other warranties, conditions, terms, undertakings and obligations, whether express or implied by statute, common law, custom, trade usage, course of dealing or in any other way. All of these are excluded to the fullest extent permitted by law.

9.	ANTI-BRIBERY, HUMAN-RIGHTS, ANTI-SLAVERY & DATA PROTECTION

9.1	Each Party will comply with the provisions set out in Appendix C.

10.	TERM AND TERMINATION

10.1	Unless sooner terminated pursuant to the terms hereof, this Agreement shall commence on the Effective Date and shall continue for period of [***] following the execution of the Agreement.

10.2	Each Party may terminate this Agreement with immediate effect by giving notice to the other Party if another Party:

10.2.1

is in breach of any provision of this Agreement and (if it is capable of remedy) the breach has not been remedied within [***] after receipt of written notice specifying the breach and requiring its remedy;

10.2.2

becomes insolvent, or if an order is made or a resolution is passed for its winding up (except voluntarily for the purpose of solvent amalgamation or reconstruction), or if an administrator, administrative receiver or receiver is appointed over the whole or any part of the other party’s assets, or if the other party makes any arrangement with its creditors; or

10.2.3	commits any material breach of the Applicable Law.

10.3

UNIVERSITY shall notify COLLABORATOR if at any time any of the Key Personnel appointed by UNIVERSITY is unable or unwilling to continue to be involved in a Project. Within [***] after the date of that notice, UNIVERSITY shall nominate a successor, but if the successor is not acceptable to COLLABORATOR, or if the appointer cannot find a successor, either Party may terminate this Agreement by giving the other not less than [***] notice.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.4

COLLABORATOR may terminate this Agreement or any Project Agreement hereunder, upon not less than [***] written notice to the UNIVERSITY, in the event Principal Investigator is unable or unwilling to continue to be involved in a Project.

10.5

COLLABORATOR may terminate this Agreement·- at any time provided COLLABORATOR complies with Clauses 10.7 and 10.8 and any other applicable terms of the Agreement, by giving not less than [***] written notice to UNIVERSITY.

10.6

Subject to Article 10 termination provisions, upon termination, Parties agree to cooperate with each other to ensure an orderly wind-down of any ongoing Projects. Each Party shall not take an action or forego taking an action if such action or forbearance would, in any manner, jeopardize the utility, quality or integrity of the Project or violate or cause the other Party to violate any applicable laws.

10.7

On the termination of this Agreement, COLLABORATOR shall pay UNIVERSITY for all work done before any such termination and all non-cancellable costs and commitments in connection with any Project. In addition, if termination occurs pursuant to Clause 10.5 above, [***].

10.8

Clauses 1, 2:2 (last two sentences), 4 (to the extent there is any payment due but unpaid at the time pf the termination or expiration), 5, 6, 7, 8, 9, 10.7, 10.8 and 12 shall survive the expiry; termination or the completion of a Project and/or the termination of this Agreement for any reason and shall continue in full force and effect indefinitely.

11.	FORCE MAJEURE

If the performance by a Party of any of its obligations under this Agreement (except a payment obligation) is delayed or prevented by circumstances beyond its reasonable control, that Party shall not be in breach of this Agreement because of that delay in performance. However, if the delay in performance lasts more than [***], the other Party may terminate this Agreement with immediate effect by giving written notice to the Party whose performance is delayed or prevented.

12.	GENERAL

12.1	Notices: Any notice to be given under this Agreement must be in writing.

The Parties’ respective representatives for the receipt of notices are, until changed by notice given in accordance with this Clause, as follows:

For UNIVERSITY:	For COLLABORATOR:

[***]

and marked for the attention of the [***], with a copy to the [***] (reference [***]) or such other address as may be intimated from time to time in writing by the UNIVERSITY to the COLLABORATOR.

Project Related Notices to: [***] Neurogene Inc. 535 West 24th Street, 5th Floor New York, NY 10011
Legal Notices to: Neurogene Inc. 535 West 24th Street, 5th Floor New York, NY 10011 ATTN: [***] With a copy to: [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12.2

Assignment: No Party may assign or transfer this Agreement as a whole, or any of its rights or obligations under it, without first obtaining the written consent of the other Party, except that COLLABORATOR may assign this Agreement as a whole to an Affiliate or in connection with the sale or other transfer of all or substantially all of COLLABORATOR’s assets to which this Agreement relates, without the consent of the other Party, subject to providing prior notification to the other Party. No Party shall unreasonably withhold or delay its consent.

12.3

Illegal/unenforceable provisions: If the whole or any part of any provision of this Agreement is void or unenforceable in any jurisdiction, the other provisions of this Agreement, and the rest of the void or unenforceable provision, shall continue in force in that jurisdiction, and the validity and enforceability of that provision in any other jurisdiction shall not be affected.

12.4

Waiver of rights: If a Party fails to enforce, or delays in enforcing, an obligation of the other Party, or fails to exercise, or delays in exercising, a right under this Agreement, that failure or delay shall not affect its right to enforce that obligation or constitute a waiver of that right. Any waiver of any provision of this Agreement shall not, unless expressly stated to the contrary, constitute a waiver of that provision on a future occasion.

12.5

No agency: Nothing in this Agreement creates, implies or evidences any partnership or joint venture between the Parties, or the relationship between them of principal and agent. Neither Party has any authority to make any representation or commitment, or to incur any liability, on behalf of the other.

12.6

Entire agreement: This Agreement constitutes the entire agreement among the Parties relating to its subject matter and supersedes the Original Agreements with respect to the subject matter thereof. Each Party acknowledges that it has not entered into this Agreement on the basis of any warranty, representation, statement, agreement or undertaking except those expressly set out in this Agreement. Each Party waives any claim for breach of this Agreement, or any right to rescind this Agreement in respect of any representation which is not an express provision of this Agreement. However, this Clause does not exclude any liability which a Party may have to the others (or any right which a Party may have to rescind this Agreement) in respect of any fraudulent misrepresentation or fraudulent concealment before the signing of this Agreement.

12.7

Formalities: Each Party shall take any action and execute any document reasonably required by the other Party to give effect to any of its rights under this Agreement, or to enable their registration in any relevant territory provided the Party making the request pays the other Party’s reasonable expenses.

12.8	Amendments: No variation or amendment of this Agreement shall be effective unless it is made in writing and signed by each Party’s representative.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12.9

Third parties: No one except a Party has any right to prevent the amendment of this Agreement or its termination, and no one except a Party may enforce any benefit conferred by this Agreement, unless this Agreement expressly provides otherwise.

12.10	Governing law: [***].

12.11

Escalation: If the Parties are unable to reach agreement on any issue concerning this Agreement or any Project within [***] after one party has notified the other of that issue, they shall refer the matter to [***] in the case of UNIVERSITY, and to [***] in the case of COLLABORATOR in an attempt to resolve the issue within [***] after such referral (“Resolution Period”). Either Party may bring proceedings in accordance with Clause 12.10 if the matter has not been resolved within such Resolution Period, and either Party may bring proceedings to protect its Intellectual Property Rights or Confidential Information in any jurisdiction, whether or not any issue has been escalated under this, clause.

12.12

Counterparts: This Agreement may be executed in any number of counterparts. Once it has been executed and each Party has executed at least one counterpart, each counterpart shall constitute a duplicate original copy of this Agreement. All the counterparts together shall constitute a single agreement. The transmission of an executed counterpart of this Agreement (but not just a signature page) by e-mail (such as in PDF or JPEG) shall take effect as the delivery of an executed original counterpart of this Agreement.

SIGNED for and on behalf of NEUROGENE INC.	SIGNED for and on behalf of THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH:

/s/ [***]	/s/ [***]
Name: [***]	Name: [***]
Position: [***]	Position: [***]
Date: 12/09/2020	Date: 12/08/2020